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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 23, 2006
                                                        (AUGUST 22, 2006)


                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)
            001-13255                                     43-1781797
            ---------                                     ----------
            (COMMISSION                                   (IRS EMPLOYER
            FILE NUMBER)                                  IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
 ---------------------------------------------------------------    ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01  ENTRY INTO  A MATERIAL DEFINITIVE AGREEMENT

         On May 30, 2006, Solutia Inc. ("Solutia") filed a Form 8-K announcing that its wholly-owned subsidiary Solutia Europe, S.A./N.V. ("SESA") had entered into a Stock and Asset Purchase Agreement dated as of May 23, 2006 (the "Original Agreement") with Dishman Pharmaceuticals and Chemicals Limited ("Dishman") for the sale of Solutia's pharmaceutical services business. The Original Agreement was filed as Exhibit 10.2 to Solutia's quarterly report on Form 10-Q for the quarter ended June 30, 2006. On August 22, 2006 SESA entered into an amendment to the Original Agreement (the "Amendment"). The Amendment provides for the transfer from SESA to Dishman of the economic benefits and liabilities with respect to the pharmaceutical services business from August 1, 2006 through August 22, 2006, the closing date of the transactions, as discussed in more detail in Item 2.01 of this Form 8-K.

         The description of the Original Agreement and the Amendment contained herein and in Item 2.01 of this Form 8-K sets forth a brief summary of certain material terms of the Original Agreement and the Amendment. However, this description does not purport to be complete and is qualified in its entirety by reference to the specific terms of the Original Agreement, which was filed as Exhibit 10.2 to Solutia's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and the Amendment.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On August 22, 2006, Solutia's wholly-owned subsidiary Solutia Europe, S.A./N.V. ("SESA") completed the sale of its pharmaceutical services business pursuant to the Original Agreement, as amended by the Amendment described in
Item 1.01 of this Form 8-K (the Original Agreement and the Amendment, together, the "Agreement"). Under the terms of the Agreement, on August 22, 2006 Dishman Pharmaceuticals and Chemicals Limited ("Dishman") and its subsidiaries purchased all of the outstanding capital stock of CarboGen Amcis AG (the successor by merger to Carbogen AG and Amcis AG), a subsidiary of SESA that operates SESA's pharmaceutical services business, as well as certain other assets used in the pharmaceutical services business, for approximately $74.5 million, subject to certain purchase price adjustments. In addition, the economic benefits and liabilities related to the pharmaceutical services business for the period commencing on August 1, 2006 and ending on the closing date, August 22, 2006, were also transferred to Dishman and its subsidiaries. Dishman and its subsidiaries also assumed substantially all of the liabilities relating to the pharmaceutical services business, other than certain liabilities that arose prior to August 1, 2006 and liabilities under certain employment agreements. SESA has agreed, subject to certain exceptions, that for a period of three years after the closing of the transaction neither it nor its affiliates will compete with the business of the pharmaceutical services business or solicit for employment certain employees of the pharmaceutical services business and their current affiliates.

ITEM 7.01.  REGULATION FD DISCLOSURE

         On August 23, 2006, Solutia issued a press release announcing the completion of the sale of its pharmaceutical services business to Dishman Pharmaceuticals and Chemicals Limited and its subsidiaries. A copy of the press release is attached hereto as Exhibit 99.1.




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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

Exhibit Number             Description
--------------             -----------

         99.1 August 23, 2006 press release announcing completion of the sale of Solutia Inc.'s pharmaceutical services business to Dishman Pharmaceuticals and Chemicals Limited








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                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                             SOLUTIA INC.
                                             -----------------------------------
                                             (Registrant)

                                             /s/ Rosemary L. Klein
                                             ---------------------------
                                             Senior Vice President, General
                                             Counsel and Secretary


DATE:  August 23, 2006